UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.) (State or other jurisdiction of incorporation)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.) (Commission File Number)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.) (I.R.S. Employer Identification No.)

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbols	Name of each exchange on which registered

Simon Property Group, Inc.	Common stock, $0.0001 par value	SPG	New York Stock Exchange
Simon Property Group, Inc.	8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On March 16, 2021, Simon Property Group, L.P. (“Operating Partnership”) and its indirect wholly-owned subsidiary Simon International Finance, S.C.A., a corporate partnership limited by shares (société en commandite par actions) under the laws of the Grand Duchy of Luxembourg (the “Issuer”), entered into a subscription agreement (the “Subscription Agreement”) with Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank Aktiengesellschaft, J.P. Morgan Securities plc, Landesbank Baden-Württemberg, RBC Europe Limited, Scotiabank Europe plc, Société Générale and TD Global Finance unlimited company (collectively, the “Managers”), in connection with the offering of €750.0 million aggregate principal amount of the Issuer’s 1.125% guaranteed notes due 2033 (the “Notes”) to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes are unsecured and fully and unconditionally guaranteed by the Operating Partnership (the “Guarantee”).  The offering of the Notes closed on March 19, 2021.

The Subscription Agreement contains representations and warranties and covenants that are customary for transactions of this type.  In addition, each of the Issuer and the Operating Partnership has agreed to indemnify the Managers against certain liabilities on customary terms.  Some of the Managers and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings, including but not limited to commercial lending services, in the ordinary course of business with the Operating Partnership, its direct or indirect subsidiaries or its affiliates.  They have received, or may in the future receive, customary fees and commissions for these transactions.

The Notes were issued subject to, and with the benefit of, a fiscal agency agreement, dated March 19, 2021 (the “Fiscal Agency Agreement”), by and among the Issuer, the Operating Partnership, The Bank of New York Mellon Trust Company, N.A., as fiscal agent, transfer agent and registrar and The Bank of New York Mellon, London Branch, as London paying agent.  For a description of the material terms of the Fiscal Agency Agreement and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.  A copy of the Fiscal Agency Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Notes have not been, and will not be, registered under the Securities Act or applicable state or other securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K is not, and should not be construed as, an offering of the Notes.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes were issued by the Issuer with the benefit of the full Guarantee by the Operating Partnership.  The Notes bear interest at a rate of 1.125% per annum and mature on March 19, 2033.  Interest is payable annually in arrears on March 19 of each year, beginning March 19, 2022 (each, an “Interest Payment Date”).  Interest will be paid to the holders shown on the register of noteholders at the close of business the fifteenth calendar day before the related Interest Payment Date.

The Issuer may, at its option, redeem the Notes in whole at any time or in part from time to time on not less than 15 and not more than 45 days’ prior written notice to the holders of the Notes to be redeemed.  The Notes will be redeemable at a price equal to the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the date of redemption and a “make-whole” premium calculated under the Fiscal Agency Agreement (unless the Notes are redeemed on or after December 19, 2032, in which case no “make-whole” premium will be payable).

The Fiscal Agency Agreement provides for customary events of default, including, among other things, nonpayment, failure to comply with the covenants in the Fiscal Agency Agreement (including the Guarantee) for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by the Fiscal Agency Agreement (including the Guarantee included therein and the form of Notes attached thereto).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fiscal Agency Agreement dated March 19, 2021, by and among Simon International Finance, S.C.A., Simon Property Group, L.P., The Bank of New York Mellon Trust Company, N.A. and The Bank of New York Mellon, London Branch.

4.2	Form of €750,000,000 aggregate principal amount of 1.125% Guaranteed Notes due 2033 (including the Terms and Conditions and Guarantee attached thereto) (included in Exhibit 4.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 19, 2021

SIMON PROPERTY GROUP, L.P.

By: Simon Property Group, Inc., its sole General Partner

By:	/s/ Brian J. McDade
Brian J. McDade

Executive Vice President, Chief Financial Officer and Treasurer

SIMON PROPERTY GROUP, INC.

By:	/s/ Brian J. McDade
Brian J. McDade

Executive Vice President, Chief Financial Officer and Treasurer

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